American Century Investments®
Quarterly Portfolio Holdings
Avantis® All Equity Markets ETF (AVGE)
November 30, 2023

Avantis All Equity Markets ETF - Schedule of Investments
NOVEMBER 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 71.1%
Avantis Emerging Markets Small Cap Equity ETF	16,483	860,088
Avantis Real Estate ETF	190,258	7,688,326
Avantis U.S. Equity ETF	1,404,786	108,252,809
Avantis U.S. Large Cap Value ETF	689,135	37,502,727
Avantis U.S. Mid Cap Value ETF	54,924	2,843,487
Avantis U.S. Small Cap Equity ETF	194,515	8,807,639
Avantis U.S. Small Cap Value ETF	130,359	10,475,649
Avantis US Mid Cap Equity ETF	54,532	2,846,886
		179,277,611
International Equity Funds — 28.8%
Avantis Emerging Markets Equity ETF(2)	291,817	16,099,544
Avantis Emerging Markets Value ETF	233,649	10,564,580
Avantis International Equity ETF	460,396	26,698,364
Avantis International Large Cap Value ETF	267,250	13,284,998
Avantis International Small Cap Equity ETF	54,977	2,671,387
Avantis International Small Cap Value ETF	53,604	3,195,870
		72,514,743
TOTAL UNDERLYING FUNDS (Cost $236,516,615)		251,792,354
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	218,449	218,449
State Street Navigator Securities Lending Government Money Market Portfolio(3)	79,100	79,100
TOTAL SHORT-TERM INVESTMENTS (Cost $297,549)		297,549
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $236,814,164)		252,089,903
OTHER ASSETS AND LIABILITIES†		(78,529)
TOTAL NET ASSETS — 100.0%		$252,011,374

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $121,374. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $124,558, which includes securities collateral of $45,458.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended November 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Emerging Markets Small Cap Equity ETF	—	$862	—	$(2)	$860	16	—	—
Avantis Real Estate ETF	$6,269	1,387	$9	41	7,688	190	$(1)	$68
Avantis U.S. Equity ETF	95,136	12,836	523	803	108,252	1,405	(14)	347
Avantis U.S. Large Cap Value ETF	33,061	4,478	—	(36)	37,503	689	—	148
Avantis U.S. Mid Cap Value ETF	—	2,803	—	40	2,843	55	—	—
Avantis U.S. Small Cap Equity ETF	10,880	1,640	3,553	(159)	8,808	195	(173)	41
Avantis U.S. Small Cap Value ETF	11,206	1,461	2,170	(21)	10,476	130	(72)	52
Avantis US Mid Cap Equity ETF	—	2,804	—	43	2,847	55	—	—
Avantis Emerging Markets Equity ETF	13,629	2,294	170	347	16,100	292	(6)	—
Avantis Emerging Markets Value ETF	9,058	1,438	233	302	10,565	234	(5)	—
Avantis International Equity ETF	22,546	3,826	—	326	26,698	460	—	—
Avantis International Large Cap Value ETF	11,413	1,642	1	231	13,285	267	—	—
Avantis International Small Cap Equity ETF	2,148	526	—	(3)	2,671	55	—	—
Avantis International Small Cap Value ETF	4,246	292	1,374	32	3,196	54	(17)	—
	$219,592	$38,289	$8,033	$1,944	$251,792	4,097	$(288)	$656
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.